UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2022 (August 7, 2022)
NORDSON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	000-07977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145 (Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 440-892-1580
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On August 7, 2022, Nordson Corporation (“Nordson”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Meta Merger Company, a direct and wholly owned subsidiary of Nordson (“Merger Sub”), and CyberOptics Corporation (the “Company”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of the Company (the “Company Shares”), subject to certain exceptions, will be automatically converted into the right to receive $54.00 in cash, without interest (the “Merger Consideration”).

At or immediately prior to the Effective Time, the Company’s equity awards will be treated in the following manner:

•Each stock option that is vested immediately prior to the Effective Time and each stock option that is unvested immediately prior to the Effective Time (“Unvested Stock Option”) and is held by individuals who are employees of the Company immediately prior to the Effective Time but who will not be employed by the surviving corporation, Parent or any of their respective affiliates immediately following the Merger will be cancelled and converted in to the right to receive an amount in cash equal to the (i) aggregate number of Company Shares subject to such stock option multiplied by (ii) the excess, if any, of the Merger Consideration over the per share exercise price for such stock option.

•Each Unvested Stock Option that is held by individuals who remain employed by the surviving corporation and its subsidiaries or who become employed by Parent or one of its subsidiaries, in each case, as of the Effective Time, will be converted into an option to acquire a number of Parent shares of common stock equal to the product of (i) the number of Company Shares subject to the option multiplied by (ii) a fraction, or equity exchange ratio, the numerator of which is the Merger Consideration and the denominator of which is the average of the volume weighted average price of a share of Parent common stock on NASDAQ (as reported by Bloomberg L.P. or such other authoritative source as mutually agreed between Parent and the Company) on each of the five consecutive trading days ending with the second complete trading day immediately prior to the closing date, with the number of shares rounded down to the nearest whole share. The exercise price for these converted options will equal the exercise price for each Company Share subject to the Company option divided by the equity exchange ratio (rounded up to the nearest whole cent). Otherwise, each converted Unvested Stock Option will have substantially identical terms and conditions to those applicable to such Unvested Stock Option immediately prior to the Merger.

•Each restricted stock unit of the Company (a “Company RSU”) that is outstanding immediately prior to the effective time of the Merger will become fully vested and then will be canceled and converted into the right to receive an amount in cash equal to the Merger Consideration multiplied by the number of Company Shares subject to such Company RSU.

•Each outstanding unvested restricted stock award of the Company will be canceled in accordance with its terms.

The consummation of the Merger is subject to certain closing conditions, including (i) the adoption and approval of the Merger by the majority of the outstanding Company Shares, (ii) the absence of any legal restraint by a court or governmental authority of competent jurisdiction preventing, prohibiting or making illegal the consummation of the Merger, (iii) the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iv) other customary conditions specified in the Merger Agreement.
The Merger Agreement contains customary representations, warranties, agreements and covenants, including covenants made by (i) the Company regarding the conduct of its business during the period between the execution of the Merger Agreement and the Effective Time, (ii) Nordson and the Company to use their respective reasonable best efforts, subject to certain exceptions, to obtain governmental and regulatory approvals, (iii) the Company to facilitate the Company’s shareholders’ consideration of, and voting upon, the transactions contemplated by the Merger Agreement, and (iv) the Company that, subject to certain exceptions, the Company Board will not change, modify or withdraw its recommendation that the Company’s shareholders vote to adopt and approve the Merger Agreement.

In addition, the Company has agreed not to (i) solicit proposals relating to certain alternative transactions, (ii) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party, or (ii) approve or enter into any agreements providing for any such alternative transaction, subject to certain exceptions to permit members of the Company’s board of directors to comply with their fiduciary duties under applicable law. The Company has also agreed that, unless the Merger Agreement is validly terminated, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement in preliminary form relating to the adoption of the Merger Agreement by the Company’s shareholders as soon as reasonably practicable after the date of the Merger Agreement, and the Company will convene and hold a special meeting of the Company’s shareholders for the purpose of seeking the adoption of the Merger Agreement by the Company’s shareholders as soon as reasonably practicable after the date of the Merger Agreement.
The Merger Agreement contains certain termination rights that may be exercised by either Nordson or the Company, including in the event that (i) Merger is not consummated by March 7, 2023 (the “Outside Date”), (ii) the approval required from the Company’s shareholders is not obtained or (iii) any law or order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and non-appealable. In addition, in certain circumstances, Nordson may terminate the Merger Agreement if (i) the Company’s board of directors changes or adversely modifies its recommendation that the Company’s shareholders vote in favor of the adoption of the Merger Agreement, (ii) the Company breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that the closing condition relating thereto would not be satisfied (subject to cure periods in certain circumstances) or (iii) the Company materially breaches its non-solicitation obligations. The Company may, in certain circumstances, terminate the Merger Agreement in order to enter into an unsolicited alternative acquisition proposal that constitutes a “Superior Proposal” (as that term is defined in the Merger Agreement), subject to the Company having first complied with its obligations to grant Nordson certain matching right opportunities.
In the event that the Merger Agreement is terminated under the limited specified circumstances, the Company will be required to pay Parent a termination fee of $12,471,727 (the “Termination Fee”). Specifically, the Termination Fee will be payable by the Company to Parent if the Merger Agreement is terminated by (i) Parent because the Company Board withdraws its recommendation that the Company’s shareholders vote to adopt and approve the Merger Agreement and the Merger, (ii) Parent because the Company’s “no shop” restrictions are breached in any material respect or (iii) the Company to enter into a definitive agreement for a Superior Proposal. The Termination Fee will also be payable if the Merger Agreement is terminated in certain circumstances after a Takeover Proposal (as defined in the Merger Agreement) with respect to at least 50 percent of the Company’s stock or assets has been publicly disclosed and not withdrawn and the Company subsequently enters into a definitive agreement providing for, or consummates, an alternative transaction with respect to at least 50 percent of the Company’s stock or assets within one year after termination.
The above summary of certain terms and conditions of the Merger Agreement does not purport to be a complete discussion of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement and the above summary have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Nordson, the Company or any other parties to the Merger Agreement or their respective affiliates or equity holders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Merger Agreement as statements of factual information. In addition, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Nordson, Merger Sub and the Company and the transactions contemplated by the Merger Agreement that will be contained in, incorporated by reference into or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement as well as in the other filings that each of Nordson and the Company will make with the SEC.

Additional Information and Where to Find it

In connection with the proposed transaction, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. THE COMPANY’S SHAREHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement will be mailed to shareholders of the Company. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its investor relations website (https://www.cyberoptics.com/investors/) or by contacting the Company’s Investor Relations at (763) 542-5000.

Certain Information Concerning Participants

Nordson and the Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning Nordson’s participants is set forth in the proxy statement, filed January 21, 2022, for Nordson’s 2022 annual meeting of shareholders as filed with the SEC on Schedule 14A and its most recent annual report on Form 10-K. Information concerning the Company’s participants is set forth in the proxy statement, filed March 28, 2022, for the Company’s 2022 annual meeting of shareholders as filed with the SEC on Schedule 14A and its most recent annual report on Form 10-K. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding (i) the ability to obtain shareholder and regulatory approvals for the transaction with Nordson, or the possibility that such approvals may delay the transaction or that such regulatory approval may result in the imposition of conditions that cause the parties to abandon the transaction; (ii) the risk that a condition to closing of the merger may not be satisfied (iii) potential litigation relating to the proposed transaction that could be instituted against us or our directors; (iv) possible disruptions from the proposed transaction that could harm our business; (v) our ability to retain, attract and hire key personnel; (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers resulting from the announcement or completion of the merger; (vii) potential business uncertainty, including changes to existing business relationships during the pendency of the merger that could affect our financial performance; and (viii) certain restrictions during the pendency of the merger that may impact our ability to pursue certain business opportunities or strategic transactions. Although we have made these statements based on our experience and expectations regarding future events, there may be events or factors that we have not anticipated and other risks and uncertainties detailed in the periodic reports that the Company files with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 11, 2022, and Quarterly Report on Form 10-Q filed with the SEC on May 6, 2022, each of which may be obtained on the investor relations section of the Company’s website (https://www.cyberoptics.com/investors/). All forward-looking statements in this communication are based on information available to the Company as of the date of this communication, and the Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Item 8.01.    Other Items.

On August 8, 2022, the Company issued a press release announcing execution of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 and is incorporated by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

2.1	Agreement and Plan of Merger, dated August 7, 2022, among CyberOptics Corporation, Nordson Corporation and Meta Merger Corporation†

99.1	Press release of Nordson Corporation dated August 08, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

† The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORDSON CORPORATION

Date:	August 10, 2022	By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Executive Vice President General Counsel & Secretary